INCE SA1 05/24

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED MAY 31, 2024
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED MAY 31, 2024 OF
FRANKLIN INCOME EQUITY FOCUS ETF (THE “FUND”)

Notwithstanding anything to the contrary in the Fund’s SAI, effective May 28, 2024, in accordance with applicable regulations, the “regular way” settlement date for ETF creation and redemption orders is generally the first business day following the trade date (i.e., “T+1”) except as otherwise agreed by the parties. Accordingly, effective May 28, 2024, all references to “T+2” regular way settlement throughout the Fund’s SAI are hereby revised as the context may require to state: “T+1 (except as otherwise agreed by a Fund and an Authorized Participant)”.

Please retain this supplement for future reference.